SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2004

Array BioPharma Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31979	84-1460811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 Walnut Street, Boulder, Colorado		80301
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:     (303) 381-6600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) Previous Independent Accountants

(i) Effective October 14, 2004, the Audit Committee of the Board of Directors of Array BioPharma Inc. (“the Company”) dismissed Ernst & Young LLP as its independent accountants and engaged KPMG LLP as the Company’s new independent accountants commencing with the audit of the Company’s financial statements for fiscal year 2005. The Company’s Board of Directors ratified this change in independent accountants.

(ii) The reports of Ernst & Young LLP on the financial statements for the past two fiscal years ended June 30, 2004 and 2003, contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii) In connection with its audits for the two most recent fiscal years and through the date of Ernst & Young’s dismissal, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to make reference thereto in their reports on financial statements for such years.

(iv) The Company requested that Ernst & Young LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agreed with the above statements. A copy of such letter, dated October 18, 2004, indicating their agreement with the Company’s statements above, is filed as Exhibit 16.1 to this Form 8-K.

(b) New Independent Accountants

(i) On October 14, 2004, the Audit Committee of the Board of Directors of Array BioPharma Inc. engaged KPMG LLP as the Company’s new certifying accountants for the fiscal year ending June 30, 2005. KPMG LLP has not consulted with the Company during its two most recent fiscal years or during any subsequent interim period prior to its engagement as the Company’s accountant regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or any matter that was the subject of a disagreement with Ernst & Young LLP (there being no such disagreements) or that was a reportable event by Ernst & Young LLP (there being no such reportable events).

(ii) The Company requested that KPMG LLP review this Form 8-K and provided KPMG LLP with the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Company’s expression of its views, or the respects in which it does not agree with the statements made by the Company in this Form 8-K. KPMG LLP has notified the Company that it has reviewed this Form 8-K and has no intention or basis on which to submit a letter addressed to the Securities and Exchange Commission in response to Item 304 or Regulation S-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated October 18, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRAY BIOPHARMA INC.

Date: October 18, 2004	By:	/s/ Robert E. Conway
Robert E. Conway
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated October 18, 2004.